UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 19, 2005

Date of Report (Date of Earliest Event Reported)

ESSENTIAL GROUP, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware

(State or other jurisdiction of incorporation or organization)

0-32601 (Commission File Number)	33-0597050 (I.R.S. Employer Identification Number)

1325 Tri-State Parkway, Suite 300

Gurnee, Illinois 60031

(Address of principal executive offices, including zip code)

(847) 855-7676

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On or about October 28, 2004, Essential Group, Inc. (the “Company”) entered into Amendment No. 1 To Employment, Confidentiality, Non-Competition and Severance Agreement, dated as of October 28, 2004 (“Amendment No. 1”), with Dennis N. Cavender, the Company’s Executive Vice President, Chief Financial Officer and Secretary. Amendment No. 1 amends certain terms of the Employment, Confidentiality, Non-Competition and Severance Agreement, dated as of October 27, 2003 (the “Agreement”), previously entered into between the Company and Mr. Cavender and filed as Exhibit 10.8 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

Specifically, Amendment No. 1 extends, from three months to six months, the period for which Mr. Cavender will be entitled to receive payments following termination of his employment in specified circumstances. Amendment No. 1 also increases the amount of payments that Mr. Cavender would be entitled to receive following such termination from one-fourth of his highest annual salary during the three-year period prior to his termination to one-half of his highest annual salary during that three-year period.

On or about December 1, 2004, the Company entered into Amendment No. 2 To Employment, Confidentiality, Non-Competition and Severance Agreement, dated as of December 1, 2004 (“Amendment No. 2”) with Mr. Cavender. Amendment No. 2 increases Mr. Cavender’s annual gross base salary from $166,666.67 to $200,000.00. Amendment No. 2 also decreases the amount that the Company is required to pay to Tatum CFO Partners, LTD., which provides access to its resources for use in Mr. Cavender’s employment with the Company, from $2,777.78 per month to $1,000.00 per month.

In each case, the above summaries of Amendment No. 1 and Amendment No. 2 are qualified in their entirety by reference to Amendment No. 1 and Amendment No. 2, respectively, copies of which are attached hereto as Exhibit 10.1 and 10.2 of this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

10.1 Amendment No. 1 To Employment, Confidentiality, Non-Competition and Severance Agreement, dated as of October 28, 2004, between Essential Group, Inc. and Dennis N. Cavender.

10.2 Amendment No. 2 To Employment, Confidentiality, Non-Competition and Severance Agreement, dated as of December 1, 2004, between Essential Group, Inc. and Dennis N. Cavender.

2

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ESSENTIAL GROUP, INC.

	By:	/s/ Dennis N. Cavender
Date: April 19, 2005		Dennis N. Cavender Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

10.1 Amendment No. 1 To Employment, Confidentiality, Non-Competition and Severance Agreement, dated as of October 28, 2004, between Essential Group, Inc. and Dennis N. Cavender.

10.2 Amendment No. 2 To Employment, Confidentiality, Non-Competition and Severance Agreement, dated as of December 1, 2004, between Essential Group, Inc. and Dennis N. Cavender.